UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 17, 2008
FOUNDRY NETWORKS, INC.
(Exact name of registrant as specified in its charter)
000-26689
(Commission File Number)

Delaware	77-0431154
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 207-1700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 8.01. Other Events
On December 17, 2008, Foundry Networks, Inc. (“Foundry”) and Brocade Communications Systems, Inc. issued a joint press release announcing, among other things, the results of Foundry’s special meeting of stockholders held on that same day. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release dated December 17, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDRY NETWORKS, INC.
Date: December 17, 2008	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax
Vice President, Finance and Administration, Chief Financial Officer and Principal Accounting Officer

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